UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ADIAL PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. EST on January 10, 2024.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON
If you would like to vote in person, please attend the Special Meeting to be held at 1180 Seminole Trail, Suite 495, Charlottesville, Virginia 22901 on January 11, 2024, beginning at 9:00 a.m. local time.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2024 Special Meeting of Stockholders Proxy Card - Adial Pharmaceuticals, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS ONE AND TWO.

Proposal One:
Approval of the issuance of up to an aggregate of 3,007,092 shares of our common stock upon the exercise of our common stock purchase warrants issued or issuable to an institutional investor and designees of the placement agent in connection with our private placement offering that closed on October 24, 2023 that may be equal to or exceed 20% of our common stock outstanding before such offering.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal Two:
Approval of an adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal One.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ____________________ **Signature** ______________________________ **Signature, if held jointly** ______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

ADIAL PHARMACEUTICALS, INC.

1180 Seminole Trail, Suite 495
Charlottesville, Virginia 22901

Special Meeting of Stockholders

January 11, 2024

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

ADIAL PHARMACEUTICALS, INC.
SPECIAL MEETING OF STOCKHOLDERS — JANUARY 11, 2024
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Adial Pharmaceuticals, Inc. hereby constitutes and appoints Cary J. Claiborne and Joseph Truluck as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock standing in the name of the undersigned at the Special Meeting of Stockholders to be held at 1180 Seminole Trail, Suite 495, Charlottesville, Virginia 22901 on January 11, 2024, beginning at 9:00 a.m., local time, and at any adjournments or postponements thereof.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Please check if you intend to be present at the meeting: ☐

I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. ☐

EMAIL ADDRESS: ______________________________________

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)